UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 30, 2008
 SXC HEALTH SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)
Commission File Number:  000-52073

Yukon Territory, Canada	75-2578509

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
2441 Warrenville Road, Suite 610
Lisle, Illinois 60532-3246
(Address of principal executive offices, including zip code)
(630) 577-3206
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
     On April 30, 2008, SXC Health Solutions Corp. (“SXC”), a corporation organized under the laws of Yukon Territory, Canada, issued a press release announcing the completion of its previously announced acquisition of National Medical Health Card Systems, Inc. (“NMHC”), a Delaware corporation, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated February 25, 2008, as amended, by and among SXC, SXC Health Solutions, Inc. (“US Corp.”), a Texas corporation, and wholly-owned subsidiary of SXC, Comet Merger Corporation (“Merger Sub”) a Delaware corporation, wholly-owned by US Corp., and an indirect wholly-owned subsidiary of SXC, and NMHC.
     Pursuant to the Merger Agreement, on March 31, 2008, Merger Sub commenced an exchange offer (the “Offer”) to exchange (i) 0.217 of a common share of SXC and (ii) $7.70 in cash, without interest for each outstanding share of common stock of NMHC. The Offer expired at 10:00 a.m. New York City time on April 29, 2008 (the “Expiration”). Mellon Investor Services LLC, the exchange agent and depositary for the Offer, has advised SXC and Merger Sub that, as of the Expiration, an aggregate of 11,729,145 shares of NMHC common stock were validly tendered and not withdrawn from the Offer, representing approximately 90.15% of the outstanding shares of NMHC common stock. Merger Sub has accepted for payment all shares of NMHC common stock validly tendered and not withdrawn in accordance with the terms of the Offer.
     On April 30, 2008, pursuant to the “short-form” merger procedure available under Delaware law, Merger Sub filed a Certificate of Ownership and Merger with the Secretary of State of the State of Delaware, whereupon the merger of Merger Sub with and into NMHC (the “Merger”) became effective, with NMHC continuing as the surviving corporation and as an indirect wholly owned subsidiary of SXC. No further action was required by the remaining stockholders of NMHC to effect the merger. The shares of NMHC common stock outstanding immediately prior to the effective time of the Merger (other than shares of NMHC common stock held in NMHC’s treasury or owned by NMHC, SXC or any of its subsidiaries and shares for which dissenter’s rights have been perfected) have been cancelled and were converted into the right to receive (i) 0.217 of a common share of SXC and (ii) $7.70 in cash, without interest (the “Merger Consideration”) for each share of NMHC common stock tendered. NMHC stockholders who did not tender their shares in the exchange offer will receive instructions explaining how to exchange each of their shares of NMHC common stock for the Merger Consideration. SXC did not issue fractional shares pursuant to the Offer or Merger and will pay cash for such fractional shares instead.
     Effective as of the close of trading on April 30, 2008, shares of NMHC common stock will no longer be traded on the Nasdaq Stock Market.
     The description of the Merger Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the text of the Merger Agreement, which is incorporated herein by reference to Exhibits 2.1 and 2.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired
     The required financial statements for SXC called for by Item 9.01(a) were included in the Registration Statement on Form S-4 (No. 333-149983) originally filed with the Securities and Exchange Commission on March 31, 2008 and is incorporated herein by reference.

(b)	Pro Forma Financial Information
     The required pro forma financial information reflecting the acquisition of NMHC called for by Item 9.01(b) were included in SXC’s Registration Statement on Form S-4 (No. 333-149983) originally filed with the Securities and Exchange Commission on March 31, 2008 and is incorporated herein by reference.
     To the extent that additional pro forma information is required to be filed by this item, it will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d)	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 25, 2008, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Comet Merger Corporation, and National Medical Health Card Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by SXC with the Securities and Exchange Commission on February 27, 2008)

2.2	Amendment to Agreement and Plan of Merger, dated as of April 29, 2008, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Comet Merger Corporation, and National Medical Health Card Systems, Inc. (incorporated by reference to Exhibit (d)(6) to Amendment No. 1 to the Schedule TO filed by SXC with the Securities and Exchange Commission on April 30, 2008)

99.1	Press release dated April 30, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SXC HEALTH SOLUTIONS CORP.
Dated: April 30, 2008	By:	/s/ Jeffrey Park
		Name:	Jeffrey Park
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of February 25, 2008, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Comet Merger Corporation, and National Medical Health Card Systems, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by SXC with the Securities and Exchange Commission on February 27, 2008)

2.2	Amendment to Agreement and Plan of Merger, dated as of April 29, 2008, by and among SXC Health Solutions Corp., SXC Health Solutions, Inc., Comet Merger Corporation, and National Medical Health Card Systems, Inc. (incorporated by reference to Exhibit (d)(6) to Amendment No. 1 to the Schedule TO filed by SXC with the Securities and Exchange Commission on April 30, 2008)

99.1	Press release dated April 30, 2008